                                                                 EXHIBIT (r)(1)
                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AMERICAN GENERAL LIFE INSURANCE COMPANY serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENT:

                ------------------------------------------------
                Registrant Name                 File Nos.
                ------------------------- ----------------------
                AGL SEPARATE ACCOUNT VL-R 333-129552 / 811-08561
                ------------------------------------------------

MERTON BERNARD AIDINOFF            Director             March 29, 2006
------------------------
MERTON BERNARD AIDINOFF

  STEVEN JAY BENSINGER             Director             March 29, 2006
------------------------
  STEVEN JAY BENSINGER

   JOHN QUINLAN DOYLE       Director and President      March 29, 2006
------------------------
   JOHN QUINLAN DOYLE

   JEFFREY L. HAYMAN               Director             March 29, 2006
------------------------
   JEFFREY L. HAYMAN

 DAVID LAWRENCE HERZOG             Director             March 29, 2006
------------------------
 DAVID LAWRENCE HERZOG

  ROBERT EDWARD LEWIS              Director             March 29, 2006
------------------------
  ROBERT EDWARD LEWIS

  KRISTIAN PHILIP MOOR       Director and Chairman      March 29, 2006
------------------------
  KRISTIAN PHILIP MOOR

     WIN JAY NEUGER                Director             March 29, 2006
------------------------
     WIN JAY NEUGER

ERNEST THEODORE PATRIKIS           Director             March 29, 2006
------------------------
ERNEST THEODORE PATRIKIS

 ROBERT MICHAEL SANDLER            Director             March 29, 2006
------------------------
 ROBERT MICHAEL SANDLER

   ROBERT S. SCHIMEK         Director, Senior Vice      March 29, 2006
------------------------    President and Treasurer
   ROBERT S. SCHIMEK

  NICHOLAS SHAW TYLER              Director             March 29, 2006
------------------------
  NICHOLAS SHAW TYLER

 NICHOLAS CHARLES WALSH            Director             March 29, 2006
------------------------
 NICHOLAS CHARLES WALSH